UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 17, 2007

REHABCARE GROUP, INC.

(Exact name of Company as specified in its charter)

Delaware	0-19294	51-0265872
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

7733 Forsyth Boulevard
Suite 2300
St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

(314) 863-7422

(Company’s telephone number, including area code)

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c))

Item	5.02	Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

(b)

On September 17, 2007, Mr. Tom E. Davis advised the company of his intention to resign from his position as Executive Vice President, Freestanding Hospitals Operations effective as of October 31, 2007. The company has initiated a nationwide search for Mr. Davis’ successor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2007

REHABCARE GROUP, INC.

By:	/s/ Jay W. Shreiner
Jay W. Shreiner
Senior Vice President and
Chief Financial Officer